UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 and 15(d) of
                       the Securities Exchange Act of 1934

                                  April 2, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Bermuda                    1-286-2                      22-3802649
------------------------    ------------------------         -------------------
(State of Incorporation)    (Commission File Number)            (IRS Employer
                                                             Identification No.)

Perryville Corporate Park Clinton, NJ                                08809-4000
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(Address of Principal Executive Office)                              (Zip Code)

                                 (908) 730-4000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                          ------------------------------
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.  OTHER EVENTS

     On April 2, 2002, Foster Wheeler Ltd. issued a press release, a copy of which is annexed hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements:

     None.

(b)  Pro Forma Financial Information:

     None.

(c)  Exhibits:

     99.1 Press Release dated April 2, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOSTER WHEELER LTD.

Date:   April 3, 2002              By:/s/ Thomas R. O'Brien
                                      ---------------------
                                      Thomas R. O'Brien
                                      General Counsel and
                                      Senior Vice President